OPPENHEIMER MIDCAP FUND
                     Supplement dated August 3, 1999 to the
                       Prospectus dated February 26, 1999

The Prospectus is changed as follows:

1. The first paragraph on page one is deleted and replaced with the following:

    Oppenheimer MidCap Fund is a mutual fund that seeks capital appreciation to make your investment grow. It emphasizes investments in common stocks and other equity securities of "growth-type" companies having a market capitalization between $1 billion and $9 billion.

2. The first and second paragraphs under the heading "What does the Fund Invest In?" on page 3 are deleted and replaced with the following:

    The Fund invests mainly in common stock of companies that have market capitalizations between $1 billion and $9 billion. These are described as "mid-cap companies." The Fund can also buy preferred stocks, convertible securities and other securities having equity features. The Fund focuses on equity securities of companies that the portfolio manager believes have favorable growth prospects. The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

3. The first bullet point under "How Does the Manager Decide What Securities to Buy or Sell?" on page 3 is deleted and replaced with the following:

|_| Companies with mid-size market capitalizations, that is, between $1 billion and $9 billion.

4. The first paragraph under the heading "The Fund's Principal Investment Policies" on page 8 is deleted and replace with the following:

The composition of the Fund's portfolio will vary over time based upon the evaluation of economic and market trends by the Manager. The Fund's portfolio might not always include all of the different types of investments described below. Under normal market conditions,

|_| The Fund will invest at least 65% of its total assets in common stocks and other equity securities of growth companies having a mid-size market capitalization. The Fund currently defines a "mid-cap" issuer as one having a market capitalization between $1 billion and $9 billion. The Fund measures that capitalization at the time the Fund buys the security. It is not required to sell a security if the issuer's capitalization falls below $1 billion or grows above $9 billion.

     |_|The  balance of the Fund's  assets can be  invested  in stocks and other
        securities  of  larger   companies,   consistent   with  its  investment
        objective.

      The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.






August 3, 1999                                                 745PS.001